SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 15, 2002

                            THE X-CHANGE CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                               0 41703 51-0356301
          (Commission File Number) (IRS Employer Identification Number)


                  36 WEST 44TH STREET, SUITE 1209, NEW YORK, NY
                  10036 (Address of principal executive offices
                               including zip code)


                                 (646) 728-7023
               (Registrant's telephone number including area code)


                   48 S.W. 16TH STREET, DANIA BEACH, FL 33004
          (Former name or former address, if changed since last report)




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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

TERMS OF ACQUISITION OF WEBIX INC.: On January 15, 2002, The X-Change Corporation, a publicly-held Nevada corporation (the "Company" or "XCHC"), closed under an Agreement and Plan of Merger which had been entered into on December 14, 2001 (the "Plan of Merger"). The closing resulted in X-Change Technologies Corp., a Delaware corporation ("XCHC Technologies") which is the wholly-owned subsidiary of XCHC, acquiring the business and operations of WEBiX Inc., a privately-held Florida corporation ("WEBiX") in exchange for the issuance by XCHC of a controlling interest in its shares to the former shareholders of WEBiX. XCHC Technologies had been formed solely for the purpose of effecting the Plan of Merger and had no assets, liabilities or operations at the time of the closing. Upon the closing of the merger transaction, the shareholders of XCHC elected a new board of directors which, in turn, appointed new executive officers for XCHC.

Under the Plan of Merger, the Company acquired the business and operations of WEBiX by issuing (a) 24,000,000 shares of common stock (the "XCHC Common Shares") to WEBiX common shareholders on a pro rata basis, and (b) 4,000,000 shares of Series A Preferred Stock (the "XCHC Preferred Shares") and 40,000,000 warrants (the "XCHC Warrants") to WEBiX preferred shareholders on a pro rata basis. Immediately prior to closing, certain existing shareholders of XCHC surrendered approximately 9,500,000 XCHC Common Shares to treasury, which reduced the number of outstanding XCHC Common Shares immediately prior to closing to 13,002,000. Following the closing, the Company has outstanding 37,002,000 XCHC Common Shares, 4,000,000 XCHC Preferred Shares and 40,000,000 XCHC Warrants.

The XCHC Preferred Share provisions are attached as an exhibit to this filing. Reference is made to that exhibit for a more thorough understanding of the terms and conditions of the XCHC Preferred Shares. In summary, the XCHC Preferred Shares (a) are a series of up to 5,000,000 shares termed Series A Convertible Preferred Stock, (b) have a liquidation preference of $1.00 per share, (c) are convertible at the option of the holder on a 10 XCHC Common Shares for 1 XCHC Preferred Shares basis (subject to adjustment), (d) will automatically convert in the event of (i) a public offering of XCHC Common Shares yielding gross proceeds of at least $7,500,000 at a minimum price of $3.00 per share, or (ii) in the event that holders of at least 2/3rds of the outstanding XCHC Preferred Shares elect to convert, (e) are entitled to ten votes on parity with the XCHC Common Shares on all matters which may be submitted to a vote, (f) are not redeemable, and (g) are not entitled to the declaration or receipt of dividends other than on as converted basis in the event that any dividends are declared on the XCHC Common Shares. The XCHC Preferred Shares are considered to be a common stock equivalent for financial reporting purposes.

The form of agreement evidencing the XCHC Warrants is attached as an exhibit to this filing. Reference is made to that exhibit for a more thorough understanding of the terms and conditions of the XCHC Warrants. In summary, the XCHC Warrants are exercisable to purchase one XCHC Common Share at an exercise price of $1.00 per share (subject to adjustment) for a one year period beginning on the effective date of the registration of the warrants and the underlying shares (the "XCHC Warrant Shares") with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

In connection with the closing, a Lock-Up agreement was entered into amongst various XCHC shareholders and the Company. The form of Lock-Up agreement is attached to this filing as an exhibit. Reference is made to that exhibit for a more thorough understanding of its terms and conditions. In summary, the Lock-Up agreement prevents the sale or other transfer of the subject shares by the holders prior to April 15, 2003. The parties to the Lock-Up Agreement are the holders of 8,000,000 of the 13,002,000 outstanding XCHC Common Shares at closing and the holders of the 24,000,000 shares of XCHC Common Stock issued to the former WEBiX common shareholders at closing.

Following the merger, the following persons have beneficial ownership of in excess of 5% of the outstanding shares of Common Stock of the Corporation (assuming conversion of the XCHC Preferred Shares): K. Richard B. Niehoff-14,671,450; Donald E. Weeden- 8,267,756, and John D. Weeden living trust-4,178,436.




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DESCRIPTION OF THE BUSINESS OPERATIONS ACQUIRED THROUGH THE MERGER

WEBiX was formed in December 2000 for the purpose of establishing an internet based trading market for securities that are currently quoted on the OTC Bulletin Board (the "OTCBB"). At the time of the merger, WEBiX was in the development phase, had not commenced the operation of its proposed market and had no revenue producing activities. The following is a description of the proposed business of the Company following its acquisition of WEBiX.

THE OTC SECURITIES INDUSTRY AND THE BACKGROUND OF RECENT SEC REGULATORY INITIATIVES AIMED AT THE MICROCAP SECURITIES MARKETS:

Over-The-Counter (OTC) securities are composed of securities issued by publicly traded companies which are registered with the Securities and Exchange Commission (the "SEC") but which are not listed on a national securities exchange, such as the New York or American Stock Exchanges or on the automated quotation system maintained by the National Association of Securities Dealers, Inc. ("NASDAQ"). These securities are sometimes also referred to as microcap issues since the market capitalization of these companies is generally relatively small.

Price quotations of OTC microcap securities are indicated on the OTC Bulletin Board ("OTCBB"). The OTCBB principally differs from registered exchanges and NASDAQ in that it functions solely as a quotation service which provides pricing information to subscribing NASD broker-dealer members. Unlike registered exchanges, a quotation service does not impose listing standards on the issuers themselves. Further, the NASD has no authority over the issuers; instead, the NASD merely requires OTCBB market makers to research the public filings on the issuer and to sponsor the issuer for trading by that market maker by filing an eligibility form with the NASD. The OTCBB also differs from registered exchanges and NASDAQ in that it does not provide a means for automated order executions, maintain listing standards and relationships with the quoted issuers or impose obligations on market makers similar to those imposed by NASDAQ on broker-dealers that make a market in securities that trade on the NASDAQ National Market System or on the NASDAQ Small Cap Market System.

These differences have long been a source of concern and comment by industry members, commentators, regulators and other interested parties, particularly in light of concerns over the perceived increase in the incidence of fraud in OTC securities. On March 5, 1999, the SEC proposed amendments to Rule 15c2-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to attempt to remedy these differences. (Exchange Act Release No. 34-41110, File No. S7-5-00). These amendments, as proposed, would require broker-dealers who publish quotes on OTCBB securities to review and record the measures taken by them to ensure that the issuers whose securities are being quoted and traded are financially viable prior to publishing quotes. NASD member firms expressed their concern that compliance with this proposal would place an enormous and unbearable cost burden on them. One predicted effect of implementation of the proposed amendments was the elimination of "Pink Sheet" trading altogether and a commensurate dissipation in liquidity for microcap issues generally.

In response to these expressed concerns, the SEC reproposed the amendment and called for the establishment of a centralized database which would enhance the availability of, and foster access to, information about microcap issuers. This reproposal called for the establishment of a centralized information repository
(IR) that would allow subscribing broker-dealers to comply with the rule as amended without individually being required to research the issuers that they make a market in. The NASD, however, advised the SEC in its first comment that it was unable to undertake the responsibility of establishing or serving as an IR. The SEC, therefore, has encouraged the development of one or more private sector entities to act as an IR. Although proposed rulemaking has not yet been finalized and adopted by the SEC, management believes that an opportunity to establish an IR is available and it is considering the feasibility of pursuing this business opportunity. Management believes that the pending SEC rulemaking will also create an opportunity to create market infrastructure and systems which will assure an orderly market in OTC securities. It is this potential


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opportunity that is the focus of managements efforts at the present time and which is discussed in the section below.

THE PROPOSED BUSINESS OF THE COMPANY AS A MARKETPLACE FOR OTCBB SECURITIES:

The Company is premised on the belief that effective markets thrive on efficiency, investor confidence, transparency and the ready availability of information to investors and market participants. Management does not believe that the OTCBB currently functions as an effective marketplace. One sign of the current market inefficiencies is the existence of substantially larger spreads between the "bid" and "asked" price of the securities quoted on the OTCBB than those on registered exchanges or on NASDAQ. This pricing inefficiency serves to discourage trading of OTCBB issues and creates uncertainty among investors and market participants. Management believes that the SEC will continue to take steps to regulate the OTC securities industry, particularly if interest in OTC traded securities continues to increase. Recent SEC proposed rulemaking initiatives would increase the level of information concerning orders for the purchase or sale of OTCBB securities which is viewed as likely to compress the wide spread in these stocks. Management of the Company believes that the increasing levels of public demand for microcap securities coupled with the recent SEC regulatory initiatives presents a market opportunity for the establishment and operation of a central exchange or marketplace for trading in OTCBB securities that would be responsive to the concerns of the SEC, investors and market participants alike.

The Company is currently considering two approaches in which it could function as a central exchange or marketplace. The first would involve the attempt by the Company to seek registration for exchange status in the same manner as the New York or American Stock Exchanges are registered. This approach would be quite expensive and time consuming and would delay the Company's ability to implement its proposed marketplace. The second approach would require the Company (or an affiliated company) to first become registered with the SEC as a broker-dealer and to thereafter file with the SEC to be a registered operator of an Alternative Trading System ("ATS"), which would enable the Company to provide an order matching service to broker-dealer subscribers. The Company has chosen this second approach and in August 2001, through its affiliated company, WEBiX Brokerage Services, Inc., filed an application for licensure as a registered broker-dealer with the SEC and for membership in the NASD. In January 2002, WEBiX Brokerage Services, Inc. filed an application for licensure as a sponsor of an Alternative Trading System. Although the regulatory licensing process is complicated and there may be unanticipated delays, management is hopeful that these licenses will be granted in March 2002. In the event that these licenses are granted on a timely basis, the Company currently intends to launch its Alternative Trading System in April 2002. Thereafter, the Company may pursue partnership opportunities with an existing registered national securities exchange which would enhance its exposure and credibility in the marketplace and would potentially afford additional revenue producing opportunities in the form of listing fees, membership fees, and market data fees.

Upon establishment of the Company's marketplace, the Company intends to offer access to its web site on a subscription basis and further intends to charge transaction fees for all transactions that are processed through its system.

THE COMPANY'S TECHNOLOGY ENCOMPASSES THE FEATURES AND FUNCTIONALITY THAT MANAGEMENT BELIEVES WILL BE REQUIRED TO OPERATE A SUCCESSFUL MARKETPLACE:

The Company has licensed and has proceeded to customize and further develop a proprietary internet-based software trading system which offers the ability to route, display, and automatically execute orders in microcap securities in a straight through processing (STP) environment. This user-friendly, web enabled system requires no client-side software other than a standard web/internet browser. The application uses extensive caching to minimize bandwidth requirements and to thereby make the system broadly accessible.

The system is designed to handle standard brokerage order types and to report all executions in real-time to broker-dealer subscribers. The system incorporates order entry and routing features, automated, instantaneous executions of orders, automated locked-in trades, best execution methodology, an anonymous central limit order book, price and time priority, and the preferencing of orders to counterparties for execution. The OTCBB currently


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offers none of these features. The system provides a complete quote and sales log audit trail. In essence, the Company intends to provide a systemic infrastructure to the microcap market that has been previously available only to primary markets and their participants.

Additionally, the Company is also seeking opportunities to relicense its proprietary trading technologies for use in other non competitive exchange related applications.

DIRECTORS AND EXECUTIVE OFFICERS:


K. RICHARD B. NIEHOFF (Chairman of the Board of Directors, President and CEO). From September 2000 to January 2002, Mr. Niehoff was President and Chief Executive Officer of WEBiX Inc. Prior to that, from September 1999 to August 2000, he was President of VSX Technologies, Inc. a wholly-owned subsidiary of Unified Management Corp., where he also served as Managing Director of its broker-dealer subsidiary. From August 1998 to September 1999, Mr. Niehoff was Vice President of Wit Capital Corp. and President of the Digital Stock Market, Inc., a wholly-owned subsidiary of Wit Capital Corp. From May 1997 to August 1998, Mr. Niehoff was Vice President and Director of Third Market Corporation, a registered broker-dealer. From September 1996 to May 1997, Mr. Niehoff was the Regional Sales Manager of Interactive Brokers, LLC.

In his long career in the securities brokerage and regulatory industries, Mr. Niehoff has also served as a Managing Director of KPMG OTC Markets Project for the Republic of Poland and as an Advisor to the Polish Ministry of Privatization. Mr. Niehoff also established the Trading Services Division of the NASDAQ Stock Market and was its first executive officer. Prior to joining NASDAQ, he served as President and Chief Operating Officer of the Cincinnati Stock Exchange, a position he held for fifteen years. He also was a member of the Cincinnati and Philadelphia Exchanges, and an allied member of the New York Stock Exchange. Mr. Niehoff has been substantially involved for most of his career in the area of building on-line transaction processing equity trading systems for U.S. and global exchanges and brokerages and could be regarded as a pioneer and expert in this area. Mr. Niehoff was a founding member and Director of the Consolidated Tape Association, Composite Quote Operating Committee, and the Intermarket Trading System Committee. Additionally, he served on the Exchange Executive Coordinating Committee. He maintains principal and general licenses with the NASDR and maintains various state brokerage registrations.

Mr. Niehoff earned his dual B.A. in history and economics from the University of Cincinnati. He also attended the Colleges of Business Administration and Law at this university at the graduate level.

DONALD E. WEEDEN (Director): For the past 15 years, Mr. Weeden has been the Chairman of Weeden Securities Corporation, the general partner of Weeden & Co., L.P., a New York Stock Exchange member firm and a member of the NASD. In the 1960s and 1970s Weeden & Co., a corporation controlled by Mr. Weeden, was regarded as a pioneer and one of the leading firms in the "third market." Mr. Weeden has served on several committees of the SEC involved in market structure and the SEC's National Market Advisory Board.

Mr. Weeden has also been an active investor in high technology ventures and companies related to the securities industry. In 1959, he was a founder of National Semiconductor Corporation and has been a director since 1962. Subsequent venture investments included Instinet Corp., Autex, Cadence Design and Quantum Health. Mr. Weeden has a B.A. in economics from Stanford University.

MOLLY G. BAYLEY (Director and Executive Vice-President of the Company): From March 2001 to January 2002, Ms. Bayley was Executive Vice President of WEBiX, Inc. From December 2000 to March 2001, Ms. Bayley was Vice President, Regulation of Market Systems, Inc. Prior to that, from May 2000 to November 2000, she was a principal of Molly G. Bayley Consulting. From October 1998 to April 2000 Ms. Bayley was Vice President, Exchange Relations of OptiMark Technologies Inc. From


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November 1997 to October 1998 she was Senior Managing Director of DST Catalyst,
a company which built automated trading systems for stock exchanges.

In her career, Ms. Bayley has also served as a Vice President of NASDAQ Operations for the NASDAQ Stock Mark and a Director of Market Surveillance for NASDAQ. She also served as the Executive Director of the Commodity Futures Trading Commission and as an International Regulatory Advisor for Emerging Capital Markets at Arthur Andersen Consulting. Ms. Bayley has a B.A. in French from Wellesley College.

JEFFREY M. SCHAEFER (Senior Vice-President): From February 2001 to January 2002, Dr. Shaefer was Senior Vice President and Director of Research of WEBiX, Inc. From July 2000 to February 2001 he was self-employed. From November 1997 to July 2000, Dr. Schaefer was a Consultant to the Securities Industry Association. Prior to that, he was Senior Economic Advisor of Midwood Securities from March 1998 to December 1999. From June 1977 to November 1997, he was Senior Vice President and Director of Research of the Securities Industry Association.

Before joining SIA, Dr. Schaefer worked as the Director of International Financial Policy at the New York Stock Exchange. Mr. Schaefer has a B.A. in Economics from City College of New York and an M.A. and a PhD in Economics from Columbia University.

ERIC B. NISSAN (Director and Senior Vice-President): From March 2000 to January 2002, Mr. Nissan was a principal of WebIAm, Inc., a technology development and consulting firm engaged in the development of exchange related applications. From December 1997 to March 2000, he was a Programmer Analyst with Lazard Freres and Co., LLC. Prior to that, from August 1996 to December 1997, he was an Application Developer at Integrated Office Solutions.

Mr. Nissan's career has been focused on introducing and implementing technology solutions for major financial institutions and brokerage firms. As a principal and founder of WebIAm, Inc. he oversaw the day-to-day operations of the company, as well as the development of various projects relating to the delivery of real-time trading systems over the Internet. Mr. Nissan has a B.S. in Computer Science from SUNY Stony Brook.

SUSAN LAPCZYNSKI (Vice President): From June 2001 to January 2002, Ms. Lapczynski was Vice President, Market Technology and Support of WEBiX, Inc. Prior to taking her position with WEBiX, Ms. Lapczynski was a Technology Group Analyst with OptiMark Technolgies from May 1998 to June 2001. From September 1993 to May 1998, she was with Chase Securities Inc. (formerly Chemical Bank) where she was a Research Analyst in the Global Investment Banking Group and a Business Analyst in the Global Emerging Markets Group. Prior to that she was a Senior Systems Analyst with Merrill Lynch & Co., Inc., in their Capital Markets Information Systems divisions. Ms. Lapczynski has a B.A. in both French and Business Administration from Rutgers College.


             CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This filing contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, and information relating to us that are based on the beliefs of our management, as well as assumptions made by and information currently available to our management. When used in this filing, the words estimate, project, believe, anticipate, intend, expect and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on this filing. We have no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this prospectus or to reflect the occurrence of unanticipated events.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS:  See Item 1, above.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS: The financial statements required will be filed within the time limitations set forth in applicable regulations.

EXHIBITS

(c)      Exhibits

3.1      Preferred Stock Provisions
4.1      Lock-Up Agreement
10.1     Merger Agreement
10.2     Form of Warrant Agreement
99.1     Press Release

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2002         The X-Change Corporation
                                          (Registrant)

                                By: /s/ K. Richard B. Niehoff
                                K. Richard B. Niehoff, Chief Executive Officer



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